                                 Exhibit 10.1

                    AMENDMENT EIGHT TO MARKETING AGREEMENT


This document is Amendment Eight to the Marketing Agreement made and entered into effective June 1, 1993, and amended by Amendment One to Marketing Agreement dated September 16, 1993; Amendment Two to Marketing Agreement dated June 4, 1998; Amendment Three to Marketing Agreement dated September 25, 1998; Amendment Four to Marketing Agreement dated October 19, 1998; and Amendment Five to Marketing Agreement dated December 15, 1998; Amendment Six to Marketing Agreement dated March 25, 1999, and Amendment Seven to Marketing Agreement dated May 10, 1999 (the "Agreement"), by and between American National Insurance Company ("American National") a Texas corporation, and Legacy Marketing Group ("LMG"), a California corporation.

In consideration of mutual covenants contained herein, the parties agree as follows:

1. Section 3.1 of the Agreement is hereby deleted in its entirety and the following new Section 3.1 shall be substituted therefore:

     "3.1 Subject to termination as hereinafter provided, this Agreement shall remain in force and effect until the close of business on August 15, 1999, the term of this Agreement. This Agreement may be renewed by mutual agreement for successive terms of one (1) year unless terminated by either party by prior written notice to the other at least one hundred eighty
     (180) days prior to the end of the initial term or the renewal term."

2. Except as specifically amended hereby, all terms and provisions of the Marketing Agreement shall remain in full force and effect.


     LEGACY MARKETING GROUP              AMERICAN NATIONAL INSURANCE
                                         COMPANY


     By:      /s/ David A. Skup          By:       /s/ David A. Behrens
              -----------------                    --------------------

     Title:   Chief Financial Officer    Title:    Executive V. P. of
              -----------------------              Independent Marketing
                                                   ---------------------

     Witness: /s/ Galina Coleman         Witness:  /s/ Debra Knowles
              ------------------                   -----------------

     Date:    June 24, 1999              Date:     June 30, 1999
              -------------                        -------------

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